UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2024

HCM Acquisition Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41241	98-1581263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 330
Stamford, CT 06902
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (203) 930-2200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one Redeemable Warrant	HCMAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	HCMA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at a price of $11.50 per share	HCMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously announced, HCM Acquisition Corp. (the “Company”) has called and provided a notice of an extraordinary general meeting in lieu of an annual general meeting of the shareholders (the “Meeting”) to be held on January 18, 2024, at 10:00 a.m. Eastern time, at 100 First Stamford Place, Suite 330, Stamford, CT 06902 (and by webcast at www.virtualshareholdermeeting.com/HCMA2024SM), to consider and vote upon the matters described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 26, 2023 (as may be amended and supplemented, the “Proxy Statement”).

At the Meeting, shareholders will be asked to vote on a proposal by special resolution, to amend the Company’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which the Company must consummate a business combination (the “Extension”) from January 25, 2024 (the “Original Termination Date”) to February 25, 2024 (the “Extended Date”), with the option to elect to extend the date to consummate a business combination on a monthly basis for up to two times by an additional month each time after February 25, 2024, without another shareholder vote, upon two days’ advance notice prior to the applicable deadline, for a total of up to three months to April 25, 2024, unless the closing of a business combination shall have occurred (the “Additional Extension Date” and such proposal, the “Extension Amendment Proposal”).  The Company’s shareholders previously approved an extension of the time the Company has to consummate a business combination from April 25, 2023 to May 25, 2023, and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend such deadline in one-month increments up to eight additional times, until January 25, 2024 (the “Previous Extension”). Defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

The Proxy Statement initially provided that in order to support the extension to consummate a business combination, which may include the Contemplated Business Combination, to the Extended Date or the Additional Extended Date, the Sponsor has agreed to deposit the lesser of (i) $0.01 per Class A Ordinary Share held by public shareholders or (ii) an aggregate of $40,000 into the Trust Account, for each month of the extension period up to and until April 25, 2024, pro-rated for partial months during the extension period (the “Monthly Contribution”), resulting in a maximum possible contribution of approximately $120,000.

On January 16, 2024, the Company announced that it has filed a supplement (“Supplement”) to the Proxy Statement. The Supplement provides that the Sponsor has agreed to increase the Monthly Contribution to the lesser of (i) $0.03 per Class A Ordinary Share held by public shareholders or (ii) an aggregate of $30,000 for each Public Share that is not redeemed.

Accordingly, the amount contributed per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension Amendment Proposal and the length of the extension period that will be needed to complete an initial business combination.  If more than 1,000,000 Public Shares remain outstanding after the Redemption, then the amount paid per Public Share will be reduced proportionately.

The Company plans to continue to solicit proxies from shareholders during the period prior to the Meeting. Only the holders of the Ordinary Shares as of the close of business on December 19, 2023, the record date for the Meeting, are entitled to vote at the Meeting.

A copy of the press release issued by the Company announcing the increase to the Contribution is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement and the Supplement, as well as other documents filed by the Company with the SEC, because these documents contain important information about the Company, the Meeting and Extension Amendment Proposal. The Proxy Statement is being mailed to shareholders of the Company as of a record date of December 19, 2023, on or about December 26, 2023. Shareholders may obtain copies of the Proxy Statement and the Supplement, without charge, at the SEC’s website at www.sec.gov.

Participants in Solicitation

The Company and its directors, executive officers and other members of their management may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposals described therein. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K (the “Report”) is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension Amendment Proposal and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

This Current Report contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to the Contemplated Business Combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the United States Securities and Exchange Commission (the “SEC”) on March 30, 2023, Form 10-Q filed for the quarter ended March 31, 2023 filed with the SEC on May 15, 2023 and Form 10-Q for the quarter ended June 30, 2023 filed with the SEC on August 15, 2023 and the Form 10-Q for the quarter ended September 30, 2023 filed with the SEC on November 13, 2023, in this proxy statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.  All such forward-looking statements speak only as of the date of this Current Report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 16, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCM ACQUISITION CORP.

	By:	/s/ James Bond
Name: James Bond
Title: Chief Financial Officer

Dated: January 16, 2024